THIS WARRANT AND THE SECURITIES UNDERLYING THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

Sky Quarry Inc.

COMMON STOCK PURCHASE WARRANT

THIS IS TO CERTIFY that, for value received, KF Business Ventures, LP, a California limited partnership (the “Holder”) is entitled, subject to the terms and conditions set forth in this Common Stock Purchase Warrant (“Warrant”), to purchase from Sky Quarry Inc., a Delaware corporation (the “Company”) up to two million (2,000,000) fully paid and nonassessable shares of the Company’s Common Stock (the “Warrant Securities”) at the initial exercise price of seventy cents ($0.70) per share, but subject to adjustment as provided in Section 3 below, (the “Exercise Price”).

This Warrant is being issued in connection with a Secured Promissory Note in the principal amount of $1,000,000, entered into by and between the Company’s wholly-owned subsidiary Foreland Refining Corporation (“Foreland”), and Holder dated of even date herewith (the “Note”).

1.Exercisability.

(A)This Warrant may be exercised at any time or from time to time beginning on date hereof (the “Trigger Date”) and ending on the date which is five (5) years after the Trigger Date. The Holder may exercise this Warrant by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by the Exercise Price, which must be paid in cash.

2.Manner of Exercise. In case of the purchase of less than all the Warrant Securities, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith (and in any event within three (3) business days thereafter) without charge to the Holder including, without limitation, any tax that may be payable in respect of the issuance thereof: provided, however, that the

Company shall not be required to pay any tax in respect of income or capital gain of the Holder.

If and to the extent this Warrant is exercised, in whole or in part, the Holder shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

3.Adjustment in Number of Shares and Exercise Price.

(A)Adjustment for Reclassifications. In case at any time or from time to time after the issue date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder would hold on the date of such exercise if on the issue date he had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any such adjustment, the Exercise Price shall be adjusted proportionally.

(B)Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the issue date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities or property to which such Holder would be entitled had the Holder exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

4.No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

5.No Stockholder Rights. Unless and until this Warrant is exercised, this Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and, no dividends shall be payable or accrue in respect of this Warrant.

6.Exchange. This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Holder at the time of such surrender.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

7.Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

8.Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Principal Value, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

9.Notices to Holder. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

(a)the Company shall take a record of the holders of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b)  the Company shall offer to all the holders of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

(c)  a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed then, in any one or more said events, the Company shall give written notice of such event to the Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

10.Transferability. This Warrant may not be transferred or assigned by the Holder without prior written approval by the Company.

11.Informational Requirements. The Company will transmit to the Holder such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

12.Notice. All notices required or permitted by this Warrant to be given to any party shall be in writing and shall be delivered personally, or sent by certified mail, return receipt requested, or by Federal Express or similar overnight service, prepaid recorded delivery, addressed as follows:

If to the Holder:

KF Business Ventures, LP

1520 Tower Grove Drive

Beverly Hills, CA 90210

If to Company:

Sky Quarry Inc.

707 W. 700 S., Suite 101

Woods Cross, UT 84087

and shall be deemed to have been duly given when so delivered personally or, if mailed or sent by overnight courier, upon delivery; provided, that a refusal by a party to accept delivery shall be deemed to constitute receipt.

13.Governing Law; Venue. This Warrant shall be governed by and construed under the laws of the State of Utah as applied to agreements among Utah residents, made and to be performed entirely within the State of Utah. The Parties agree that any action brought to enforce the terms of this Warrant will be brought in the appropriate federal or state court having jurisdiction in Salt Lake City, Utah, United States of America.

14.Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective legal representatives, successors and assigns.

15.Attorneys’ Fees. In the event any holder hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

[remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on July 24, 2025.

“Company”	“Holder”

Sky Quarry Inc.,	KF Business Ventures, LP,
a Delaware corporation	a California limited partnership

By:Kopple Financial, Inc.,
/s/ David Sealock	its General Partner
By:David Sealock
Its:Chief Executive Officer
/s/ Robert Kopple
By:Robert Kopple
Its:President

[FORM OF ELECTION TO PURCHASE]

Ladies and Gentlemen:

The undersigned hereby elects to exercise the warrant issued to it by Sky Quarry Inc. (the “Company”) pursuant to the Common Stock Purchase Warrant Agreement between the Company and KF Business Ventures, LP, dated July 24, 2025 (the “Warrant Agreement”) and to purchase thereunder ___________ (________) shares of Common Stock of the Company (the “Shares”) at a purchase price of $___ per share or an aggregate purchase price of _______________ Dollars ($_______) (the “Purchase Price”), subject to adjustment as set forth in the Warrant Agreement.

The certificate(s) or other instruments for such shares shall be issued in the name of the undersigned or as otherwise indicated below.

Signature:
[name]
[address]